                                                                     EXHIBIT 1.1

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED APRIL 1, 2001

Available Amount to Note Holders:                                                                  5,100,881.04

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)         Initial Unpaid Amounts inadvertantly deposited in Collection Account                             --
(ii)        Indemnity Payments paid inadvertantly deposited in Collection Account                            --
(iii)       Aggregate of:
              (a) Unreimbursed Servicer Advances                                                      33,093.75
              (b) Servicer Fees from current and prior Collection Period                              38,729.84
              (c) Servicing Charges inadvertantly deposited in Collection Account                            --
(iv)        Premium Amount due on Payment Date and unpaid Premium Amounts                              9,391.46
(v)         Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                  416.67
(vi)        Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                    --
(vii)       Class A-1 through A-4 Note Interest on a pari passu basis:
              Class A-1 Note Interest                                                                        --
              Class A-2 Note Interest                                                                        --
              Class A-3 Note Interest                                                                 44,558.53
              Class A-4 Note Interest                                                                331,522.69

(viii)      Class B-1 Note Interest                                                                   10,703.93
(ix)        Class B-2 Note Interest                                                                    6,934.22
(x)         Class B-3 Note Interest                                                                    9,102.71
(xi)        Class A Base Principal Distribution Amount plus Class A Overdue Principal
              Class A-1 Principal Distribution Amount                                                        --
              Class A-2 Principal Distribution Amount                                                        --
              Class A-3 Principal Distribution Amount                                              4,378,457.89
              Class A-4 Principal Distribution Amount                                                        --
(xii)       Note Insuer Reimbursement Amount                                                                 --
(xiii)      Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal             95,183.87
(xiv)       Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal             47,591.93
(xv)        Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal             95,183.87
(xvi)       Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                    --
(xvii)      Other Amounts Due Servicer under Servicing Agreement                                             --
(xviii)     Remaining Amount to Residual Holder                                                            9.69

            Reviewed By:



            ---------------------------------------------------
            E. Roger Gebhart
            COO, EVP Capital Markets & Treasurer

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED APRIL 1, 2001

                       Initial          Beginning          Base           Additional      Total            Ending          Ending
                      Principal         Principal        Principal        Principal      Principal        Principal      Certificate
    Class              Balance           Balance        Distribution     Distribution   Distribution       Balance         Factor
---------------     --------------    -------------     ------------     ------------   ------------    -------------    -----------

Class A-1            70,687,140.00               --               --             --               --               --     0.0000000
Class A-2            53,856,869.00               --               --             --               --               --     0.0000000
Class A-3            52,510,447.00     9,811,052.59     4,378,457.89             --     4,378,457.89     5,432,594.69     0.1034574
Class A-4            70,687,140.00    70,687,140.00               --             --               --    70,687,140.00     1.0000000
                    --------------    -------------     ------------        -------     ------------    -------------     ---------
  Total Class A     247,741,596.00    80,498,192.59     4,378,457.89             --     4,378,457.89    76,119,734.69     0.3072546

Class B-1             5,385,687.00     1,749,960.75        95,183.87             --        95,183.87     1,654,776.88     0.3072546
Class B-2             2,692,843.00       874,980.21        47,591.93             --        47,591.93       827,388.29     0.3072546
Class B-3             5,385,687.00     1,749,960.75        95,183.87             --        95,183.87     1,654,776.88     0.3072546
                    --------------    -------------     ------------        -------     ------------    -------------
  Total             261,205,813.00    84,873,094.30     4,616,417.56             --     4,616,417.56    80,256,676.75

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED APRIL 1, 2001

AVAILABLE FUNDS
  Collection Account balance, as of March 31, 2001                                               1,425,379.48
  Investment earnings on amounts in Collection Account                                               7,227.45
  Payments due Collection Account from last 3 business days of Collection Period                   137,924.20
  Additional contribution for terminated trade-ups and rebooked leases                                     --
  Servicer Advance on current Determination Date                                                 3,530,349.91
                                                                                                 ------------
    Available Funds on Payment Date                                                              5,100,881.04
INITIAL UNPAID AMOUNTS INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                       --
                                                                                                 ------------
  REMAINING AVAILABLE FUNDS                                                                      5,100,881.04
INDEMNITY PAYMENTS PAID INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                      --
                                                                                                 ------------
  REMAINING AVAILABLE FUNDS                                                                      5,100,881.04
UNREIMBURSED SERVICER ADVANCES
    Unreimbursed Servicer Advances due                                                              33,093.75
    Unreimbursed Servicer Advances paid                                                             33,093.75
                                                                                                 ------------
      Unreimbursed Servicer Advances remaining unpaid                                                      --
                                                                                                 ------------
  REMAINING AVAILABLE FUNDS                                                                      5,067,787.29
SERVICER FEES
    Servicer Fees due                                                                               38,729.84
    Servicer Fees paid                                                                              38,729.84
                                                                                                 ------------
      Servicer Fees remaining unpaid                                                                       --
                                                                                                 ------------
  REMAINING AVAILABLE FUNDS                                                                      5,029,057.45
SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                             --
                                                                                                 ------------
  REMAINING AVAILABLE FUNDS                                                                      5,029,057.45
PREMIUM AMOUNT
    Premium Amount due                                                                               9,391.46
    Premium Amount paid                                                                              9,391.46
                                                                                                 ------------
      Premium Amount remaining unpaid                                                                      --
                                                                                                 ------------
  REMAINING AVAILABLE FUNDS                                                                      5,019,665.99
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
    Indenture Trustee Fee due                                                                          416.67
    Indenture Trustee Fee paid                                                                         416.67
                                                                                                 ------------
      Indenture Trustee Fee remaining unpaid                                                               --
                                                                                                 ------------
  REMAINING AVAILABLE FUNDS                                                                      5,019,249.32
REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
    Total Indenture Trustee Expenses due                                                                   --
    Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                              75,000.00
                                                                                                 ------------
    Total Indenture Trustee Expenses paid                                                                  --
                                                                                                 ------------
      Indenture Trustee Expenses unpaid                                                                    --

  REMAINING AVAILABLE FUNDS                                                                      5,019,249.32
CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
    Class A-1 Note Interest                                                                                --
    Class A-2 Note Interest                                                                                --
    Class A-3 Note Interest                                                                         44,558.53
    Class A-4 Note Interest                                                                        331,522.69
                                                                                                 ------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED APRIL 1, 2001


    Total Class A Interest due                                                                     376,081.22
                                                                                                -------------
  REMAINING AVAILABLE FUNDS                                                                      4,643,168.11
CLASS B-1 NOTE INTEREST
    Class B-1 Note Interest due                                                                     10,703.93
    Class B-1 Note Interest paid                                                                    10,703.93
                                                                                                -------------
      Class B-1 Note Interest remaining unpaid                                                             --
                                                                                                -------------
  REMAINING AVAILABLE FUNDS                                                                      4,632,464.18
CLASS B-2 NOTE INTEREST
    Class B-2 Note Interest due                                                                      6,934.22
    Class B-2 Note Interest paid                                                                     6,934.22
                                                                                                -------------
      Class B-2 Note Interest remaining unpaid                                                             --
                                                                                                -------------
  REMAINING AVAILABLE FUNDS                                                                      4,625,529.96
CLASS B-3 NOTE INTEREST
    Class B-3 Note Interest due                                                                      9,102.71
    Class B-3 Note Interest paid                                                                     9,102.71
                                                                                                -------------
      Class B-3 Note Interest remaining unpaid                                                             --
                                                                                                -------------
  REMAINING AVAILABLE FUNDS                                                                      4,616,427.25
CLASS A BASE PRINCIPAL DISTRIBUTION
    Class A Base Principal Distribution Amount due                                               4,378,457.89
    Class A Note Principal Balance as of preceding Payment Date                                 80,498,192.59
                                                                                                -------------
    Class A Base Principal Distribution Amount paid                                              4,378,457.89
                                                                                                -------------
      Class A Base Principal Distribution Amount remaining unpaid                                          --

    Class A-1 Note Principal Balance as of preceding Payment Date                                          --
    Class A-1 Base Principal Distribution Amount paid                                                      --
                                                                                                -------------
      Class A-1 Note Principal Balance after distribution on Payment Date                                  --
                                                                                                -------------

    Remaining Class A Base Principal Distribution Amount                                         4,378,457.89
                                                                                                -------------

    Class A-2 Note Principal Balance as of preceding Payment Date                                          --
    Class A-2 Base Principal Distribution Amount paid                                                      --
                                                                                                -------------
      Class A-2 Note Principal Balance after distribution on Payment Date                                  --

    Remaining Class A Base Principal Distribution Amount                                         4,378,457.89
                                                                                                -------------

    Class A-3 Note Principal Balance as of preceding Payment Date                                9,811,052.59
    Class A-3 Base Principal Distribution Amount paid                                            4,378,457.89
                                                                                                -------------
      Class A-3 Note Principal Balance after distribution on Payment Date                        5,432,594.69

    Remaining Class A Base Principal Distribution Amount                                                   --
                                                                                                -------------

    Class A-4 Note Principal Balance as of preceding Payment Date                               70,687,140.00
    Class A-4 Base Principal Distribution Amount paid                                                      --
                                                                                                -------------
      Class A-4 Note Principal Balance after distribution on Payment Date                       70,687,140.00

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED APRIL 1, 2001

  REMAINING AVAILABLE FUNDS                                                                        237,969.36

NOTE INSURER REIMBURSEMENT AMOUNT
    Note Insuer Reimbursement Amount due                                                                   --
    Note Insuer Reimbursement Amount paid                                                                  --
                                                                                                -------------
    Note Insuer Reimbursement Amount remaining unpaid                                                      --
  REMAINING AVAILABLE FUNDS                                                                        237,969.36

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
    Class B-1 Note Principal Balance as of preceding Payment Date                                1,749,960.75
    Class B-1 Base Principal Distribution due                                                       95,183.87
    Class B-1 Base Principal Distribution paid                                                      95,183.87
                                                                                                -------------
      Class B-1 Base Principal Distribution remaining unpaid                                               --
      Class B-1 Note Principal Balance after distribution on Payment Date                        1,654,776.88

  REMAINING AVAILABLE FUNDS                                                                        142,785.49

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
    Class B-2 Note Principal Balance as of preceding Payment Date                                  874,980.21
    Class B-2 Base Principal Distribution due                                                       47,591.93
    Class B-2 Base Principal Distribution paid                                                      47,591.93
                                                                                                -------------
      Class B-2 Base Principal Distribution remaining unpaid                                               --
      Class B-2 Note Principal Balance after distribution on Payment Date                          827,388.29
  REMAINING AVAILABLE FUNDS                                                                         95,193.56
CLASS B-3 BASE PRINCIPAL DISTRIBUTION
    Class B-3 Note Principal Balance as of preceding Payment Date                                1,749,960.75
    Class B-3 Base Principal Distribution due                                                       95,183.87
    Class B-3 Base Principal Distribution paid                                                      95,183.87
                                                                                                -------------
      Class B-3 Base Principal Distribution remaining unpaid                                               --
      Class B-3 Note Principal Balance after distribution on Payment Date                        1,654,776.88
  REMAINING AVAILABLE FUNDS                                                                              9.69
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
    Indenture Trustee Expenses unpaid per above                                                            --
    Remaining Indenture Trustee Expenses paid                                                              --
                                                                                                -------------
      Remaining Indenture Trustee Expenses unpaid                                                          --
  REMAINING AVAILABLE FUNDS                                                                              9.69
OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
    Other Amounts Due Servicer under Servicing Agreement due                                               --
    Other Amounts Due Servicer under Servicing Agreement paid                                              --
                                                                                                -------------
    Other Amounts Due Servicer under Servicing Agreement remaining unpaid                                  --
  REMAINING AVAILABLE FUNDS                                                                              9.69
AMOUNT PAYABLE TO RESIDUAL HOLDER                                                                        9.69

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED APRIL 1, 2001

CALCULATION OF BASE PRINCIPAL AMOUNT
    ADCPB, beginning of Collection Period                                                       92,951,624.30
    ADCPB, end of Collection Period                                                             88,335,206.74
                                                                                                -------------
      Base Principal Amount                                                                     4,616,417.56

UNREIMBURSED SERVICING ADVANCES
    Unreimbursed Servicing Advances from previous Collection Period                              3,521,886.57
    Servicing Advances collected during the current Collection Period                            3,488,792.82
                                                                                                -------------
      Unreimbursed Servicing Advances as of current Determination Date                              33,093.75

CALCULATION OF INTEREST DUE

                 Beginning                            Current                        Total
                 Principal           Interest         Interest       Overdue        Interest
  Class           Balance              Rate             Due          Interest         Due
  -----       ---------------      ------------      ----------     ----------     ----------

Class A-1                  --            5.2150%             --             --             --
Class A-2                  --            5.4900%             --             --             --
Class A-3        9,811,052.59            5.4500%      44,558.53             --      44,558.53
Class A-4       70,687,140.00            5.6280%     331,522.69             --     331,522.69
Class B-1        1,749,960.75            7.3400%      10,703.93             --      10,703.93
Class B-2          874,980.21            9.5100%       6,934.22             --       6,934.22
Class B-3        1,749,960.75            6.2420%       9,102.71             --       9,102.71
              ---------------      ------------      ----------     ----------     ----------
                84,873,094.30            5.6954%     402,822.07             --     402,822.07

CALCULATION OF PRINCIPAL DUE

                       Base          Base                         Total
                     Principal     Principal       Overdue      Principal
 Class              Amount Pct.     Amount        Principal        Due
 -----              -----------  ------------     ---------    ------------

Class A              94.845%     4,378,457.89           --     4,378,457.89
Class B-1             2.062%        95,183.87           --        95,183.87
Class B-2             1.031%        47,591.93           --        47,591.93
Class B-3             2.062%        95,183.87           --        95,183.87
                                 ------------      -------     ------------
                                 4,616,417.56           --     4,616,417.56

CALCULATION OF SERVICER FEE

   ADCPB as of the prior Calculation Date                                                       92,951,624.30
   Servicer Fee Rate                                                                                    0.500%
   One-twelfth                                                                                           1/12
                                                                                                -------------
   Servicer Fee due current period                                                                  38,729.84
   Prior Servicer Fee arrearage                                                                            --
                                                                                                -------------
   Servicer Fee due                                                                                 38,729.84

CALCULATION OF PREMIUM AMOUNT
   Class A Principal Amount as of the immediately preceding Collection Period                   80,498,192.59
   Premium Rate                                                                                         0.140%
   One-twelfth                                                                                           1/12
                                                                                                -------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED APRIL 1, 2001

  Premium Amount due Current Period                                                                  9,391.46
  Prior Premium Amount arrearage                                                                           --
                                                                                                -------------
    Total Premium Amount due                                                                         9,391.46

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
  Indenture Trustee Fee (per Payment Date)                                                             416.67
  Prior Indenture Trustee Fee arrearage                                                                    --
                                                                                                -------------
  Total Indenture Trustee Fee due                                                                      416.67

INDENTURE TRUSTEE EXPENSES
  Indenture Trustee Expenses due                                                                           --
  Prior Indenture Trustee Expenses arrearage                                                               --
                                                                                                -------------
  Total Indenture Trustee Expenses due                                                                     --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
  Other Amounts Due Servicer under Servicing Agreement - current period                                    --
  Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                                   --
                                                                                                -------------
  Total Other Amounts Due Servicer under Servicing Agreement                                               --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED APRIL 1, 2001

RESTRICTING EVENT DETERMINATION:

                                                                                                   Yes/No
                                                                                                   ------

  A) Event of Servicer Termination (Yes/No)                                                          No
  B) Note Insuer has Made a Payment (Yes/No)                                                         No
  C) Gross Charge Off Event has Occurred (Yes/No)                                                    No
  D) Delinquency Trigger Event has Occurred (Yes/No)                                                 No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                   Yes/No
                                                                                                   ------

A) Failure to distribute to the Noteholders all or part of any payment of
Interest required to be made under the terms of such Notes or the Indenture when
due; and,                                                                                            No
B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment Date to the extent that sufficient Available Funds are on deposit in the Collection
Account of (y) on the Class A-1 Maturity Date, the Class A-2 Maturity Date, the
Class A-3 Maturity Date,the Class A-4 Maturity Date, the Class B-1 Maturity
Date, the Class B-2 Maturity Date, or the Class B-3 Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes,
Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B-1 Notes, Class B-2
Notes, or Class B-3 Notes, as the case may be.                                                       No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

 Section                                              Event                                                        Yes/No
 -------    ---------------------------------------------------------------------------------------------------    ------
6.01(i)     Failure to make payment required                                                                         No
6.01(ii)    Failure to submit Monthly Statemen                                                                       No
6.01(iii)   Failure to Observe Covenants in Servicing Agreement                                                      No
6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                                            No
6.01(v)     Servicer files a voluntary petition for bankruptcy                                                       No
6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed within 60 days     No
6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing Agreement                                No
6.01(viii)  Servicer Trigger Event as contained in the Insurance Agreement has occurred.                             No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED APRIL 1, 2001

Gross Charge Event Calculation:

                                                                                           Result
                                                                                           ------

  Gross Charge Off Ratio Current Period                                                     2.05%
  Gross Charge Off Ratio Prior Period                                                       2.92%
  Gross Charge Off Ratio Second Prior Period                                               (0.48)%
                                                                                          ------
    Average of Gross Charge Off Ratio for Three Periods                                     1.50%
  Maximum Allowed                                                                           2.50%

  Gross Charge Off Ratio:
  -----------------------

                       ADCPB of                                                           Gross Charge Off Ratio
                    All Defaulted         Less                           End of Month         Charge Offs/
                      Contracts        Recoveries        Charge Offs        ADCPB                 ADCPB
                    -------------      ----------        -----------     -------------    ----------------------

Current Period        239,705.92        89,059.02        150,646.90      88,335,206.74             2.05%
Prior Period          325,194.74        98,715.94        226,478.80      92,951,624.30             2.92%
Second Prior Period   234,832.90       273,707.73        (38,874.83)     97,735,617.21            (0.48)%

Delinquency Event Calculation:

                                                                                                 Results
                                                                                                 -------

    Delinquency Trigger Ratio Current Period                                                      4.51%
    Delinquency Trigger Ratio Prior Period                                                        4.66%
    Delinquency Trigger Ratio Second Prior Period                                                 4.25%
                                                                                                 -----
    Average of Delinquency Trigger Ratios                                                         4.47%
    Maximum Allowed                                                                               7.50%

    Delinquency Trigger Ratio:
    --------------------------

                             A                   B                    A/B
                     -----------------    ---------------     -------------------
                         ADCPB of            ADCPB of
                     Contract > 30 Day     All Contracts      Delinquency Trigger
                         Past Due         As of Month-End            Ratio:
                     -----------------    ---------------     -------------------

Current Period         3,982,619.06        88,335,206.75             4.51%
Prior Period           4,432,517.03        95,073,759.96             4.66%
Second Prior Period    4,252,444.05       100,084,808.89             4.25%

                           ADCPB          Delinquency Ratio
                         ----------       -----------------
Current                  84,352,588           95.49%
31-60 Days Past Due       2,257,977            2.56%
61-90 Days Past Due         628,555            0.71%
91+ Days Past Due         1,096,087            1.24%
                         ----------          -------
TOTAL                    88,335,207          100.00%

Substitution Limits
-------------------

    ADCPB as of Cut-Off Date                                                             269,284,343.00
    Maximum Substitution (10% of Initial)                                                 26,928,434.30

    Prior month Cumulative ADCPB Substituted                                               6,470,186.38
    Current month ADCPB Substituted                                                                  --
                                                                                         --------------
    Cumulative ADCPB Substituted                                                           6,470,186.38

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED APRIL 1, 2001

Available Amount to Note Holders:                                                                  6,069,957.96

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)         Initial Unpaid Amounts inadvertantly deposited in Collection Account                             --
(ii)        Indemnity Payments paid inadvertantly deposited in Collection Account                            --
(iii)       Aggregate of:
             (a) Unreimbursed Servicer Advances                                                       22,783.50
             (b) Servicer Fees from current and prior Collection Period                               53,147.50
             (c) Servicing Charges inadvertantly deposited in Collection Account                             --
(iv)        Premium Amount due on Payment Date and unpaid Premium Amounts                             16,302.17
(v)         Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                  416.67
(vi)        Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                    --
(vii)       Class A-1 through A-4 Note Interest on a pari passu basis:
             Class A-1 Note Interest                                                                         --
             Class A-2 Note Interest                                                                         --
             Class A-3 Note Interest                                                                 127,726.59
             Class A-4 Note Interest                                                                 401,672.54

(viii)      Class B-1 Note Interest                                                                   13,386.01
(ix)        Class B-2 Note Interest                                                                   10,115.45
(x)         Class B-3 Note Interest                                                                    8,009.33
(xi)        Class A Base Principal Distribution Amount plus Class A Overdue Principal
             Class A-1 Principal Distribution Amount                                                         --
             Class A-2 Principal Distribution Amount                                                         --
             Class A-3 Principal Distribution Amount                                               5,177,218.27
             Class A-4 Principal Distribution Amount                                                         --
(xii)       Note Insurer Reimbursement Amount                                                                --
(xiii)      Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal            112,548.23
(xiv)       Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal             56,274.12
(xv)        Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal             70,342.65
(xvi)       Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                    --
(xvii)      Other Amounts Due Servicer under Servicing Agreement                                             --
(xviii)     Remaining Amount to Residual Holder                                                           14.95


            Reviewed By:



            --------------------------------------------------------------------
            E. Roger Gebhart
            COO/ EVP Capital Markets & Treasurer

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED APRIL 1, 2001


AVAILABLE FUNDS
     Collection Account balance, as of March 31, 2001                                              691,010.51
     Add: Investment earnings on amounts in Collection Account                                       5,418.65
     Add: Payments due Collection Account from last 3 business days of Collection Period           335,133.06
     Less: Amounts inadvertantly deposited into collection account                                         --
     Add: Additional contribution for terminated trade-ups and rebooked leases                             --
     Add: Servicer Advance on current Determination Date                                         5,038,395.74
                                                                                               --------------
       Available Funds on Payment Date                                                           6,069,957.96
INITIAL UNPAID AMOUNTS INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                       --
                                                                                               --------------
  REMAINING AVAILABLE FUNDS                                                                      6,069,957.96
INDEMNITY PAYMENTS PAID INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                      --
                                                                                               --------------
  REMAINING AVAILABLE FUNDS                                                                      6,069,957.96
UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                             22,783.50
     Unreimbursed Servicer Advances paid                                                            22,783.50
                                                                                               --------------
       Unreimbursed Servicer Advances remaining unpaid                                                     --
                                                                                               --------------
  REMAINING AVAILABLE FUNDS                                                                      6,047,174.46
SERVICER FEES
     Servicer Fees due                                                                              53,147.50
     Servicer Fees paid                                                                             53,147.50
                                                                                               --------------
       Servicer Fees remaining unpaid                                                                      --
                                                                                               --------------
  REMAINING AVAILABLE FUNDS                                                                      5,994,026.96
SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                             --
                                                                                               --------------
  REMAINING AVAILABLE FUNDS                                                                      5,994,026.96
PREMIUM AMOUNT
     Premium Amount due                                                                             16,302.17
     Premium Amount paid                                                                            16,302.17
                                                                                               --------------
       Premium Amount remaining unpaid                                                                     --
                                                                                               --------------
  REMAINING AVAILABLE FUNDS                                                                      5,977,724.79
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                         416.67
     Indenture Trustee Fee paid                                                                        416.67
                                                                                               --------------
       Indenture Trustee Fee remaining unpaid                                                              --
                                                                                               --------------
  REMAINING AVAILABLE FUNDS                                                                      5,977,308.13
REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                                  --
     Cap on Indenture Trustee Expenses per 7.07(a)(ii)                                              75,000.00
                                                                                               --------------
     Total Indenture Trustee Expenses paid                                                                 --
                                                                                               --------------
       Indenture Trustee Expenses unpaid                                                                   --

REMAINING AVAILABLE FUNDS                                                                        5,977,308.13

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED APRIL 1, 2001


CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                               --
     Class A-2 Note Interest                                                                               --
     Class A-3 Note Interest                                                                       127,726.59
     Class A-4 Note Interest                                                                       401,672.54
                                                                                               --------------
       Total Class A Interest due                                                                  529,399.13
                                                                                               --------------
  REMAINING AVAILABLE FUNDS                                                                      5,447,909.00
CLASS B-1 NOTE INTEREST
     Class B-1 Note Interest due                                                                    13,386.01
     Class B-1 Note Interest paid                                                                   13,386.01
                                                                                               --------------
       Class B-1 Note Interest remaining unpaid                                                            --
                                                                                               --------------
  REMAINING AVAILABLE FUNDS                                                                      5,434,522.99
CLASS B-2 NOTE INTEREST
     Class B-2 Note Interest due                                                                    10,115.45
     Class B-2 Note Interest paid                                                                   10,115.45
                                                                                               --------------
       Class B-2 Note Interest remaining unpaid                                                            --
                                                                                               --------------
  REMAINING AVAILABLE FUNDS                                                                      5,424,407.54
CLASS B-3 NOTE INTEREST
     Class B-3 Note Interest due                                                                     8,009.33
     Class B-3 Note Interest paid                                                                    8,009.33
                                                                                               --------------
       Class B-3 Note Interest remaining unpaid                                                            --
                                                                                               --------------
  REMAINING AVAILABLE FUNDS                                                                      5,416,398.22
CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                              5,177,218.27
     Class A Note Principal Balance as of preceding Payment Date                               111,786,312.60
                                                                                               --------------
     Class A Base Principal Distribution Amount paid                                             5,177,218.27
                                                                                               --------------
       Class A Base Principal Distribution Amount remaining unpaid                                         --

     Class A-1 Note Principal Balance as of preceding Payment Date                                         --
     Class A-1 Base Principal Distribution Amount paid                                                     --
                                                                                               --------------
       Class A-1 Note Principal Balance after distribution on Payment Date                                 --

     Remaining Class A Base Principal Distribution Amount                                        5,177,218.27
                                                                                               --------------

     Class A-2 Note Principal Balance as of preceding Payment Date                                         --
     Class A-2 Base Principal Distribution Amount paid                                                     --
                                                                                               --------------
       Class A-2 Note Principal Balance after distribution on Payment Date                                 --

     Remaining Class A Base Principal Distribution Amount                                        5,177,218.27
                                                                                               --------------

     Class A-3 Note Principal Balance as of preceding Payment Date                              27,666,409.60
     Class A-3 Base Principal Distribution Amount paid                                           5,177,218.27
                                                                                               --------------
       Class A-3 Note Principal Balance after distribution on Payment Date                      22,489,191.33

     Remaining Class A Base Principal Distribution Amount                                                  --
                                                                                               --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED APRIL 1, 2001



     Class A-4 Note Principal Balance as of preceding Payment Date                              84,119,903.00
     Class A-4 Base Principal Distribution Amount paid                                                     --
                                                                                               --------------
       Class A-4 Note Principal Balance after distribution on Payment Date                      84,119,903.00

  REMAINING AVAILABLE FUNDS                                                                        239,179.95

NOTE INSURER REIMBURSEMENT AMOUNT
     Note Insuer Reimbursement Amount due                                                                  --
     Note Insuer Reimbursement Amount paid                                                                 --
                                                                                               --------------
     Note Insuer Reimbursement Amount remaining unpaid                                                     --
  REMAINING AVAILABLE FUNDS                                                                        239,179.95

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
     Class B-1 Note Principal Balance as of preceding Payment Date                               2,430,137.44
     Class B-1 Base Principal Distribution due                                                     112,548.23
     Class B-1 Base Principal Distribution paid                                                    112,548.23
                                                                                               --------------
       Class B-1 Base Principal Distribution remaining unpaid                                              --
       Class B-1 Note Principal Balance after distribution on Payment Date                       2,317,589.20

  REMAINING AVAILABLE FUNDS                                                                        126,631.71

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
     Class B-2 Note Principal Balance as of preceding Payment Date                               1,215,068.72
     Class B-2 Base Principal Distribution due                                                      56,274.12
     Class B-2 Base Principal Distribution paid                                                     56,274.12
                                                                                               --------------
       Class B-2 Base Principal Distribution remaining unpaid                                              --
       Class B-2 Note Principal Balance after distribution on Payment Date                       1,158,794.60
  REMAINING AVAILABLE FUNDS                                                                         70,357.60
CLASS B-3 BASE PRINCIPAL DISTRIBUTION
     Class B-3 Note Principal Balance as of preceding Payment Date                               1,518,835.90
     Class B-3 Base Principal Distribution due                                                      70,342.65
     Class B-3 Base Principal Distribution paid                                                     70,342.65
                                                                                               --------------
       Class B-3 Base Principal Distribution remaining unpaid                                              --
       Class B-3 Note Principal Balance after distribution on Payment Date                       1,448,493.25
  REMAINING AVAILABLE FUNDS                                                                             14.95
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                           --
     Remaining Indenture Trustee Expenses paid                                                             --
                                                                                               --------------
       Remaining Indenture Trustee Expenses unpaid                                                         --
  REMAINING AVAILABLE FUNDS                                                                             14.95
OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement due                                              --
     Other Amounts Due Servicer under Servicing Agreement paid                                             --
                                                                                               --------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid                                 --
  REMAINING AVAILABLE FUNDS                                                                             14.95
AMOUNT PAYABLE TO RESIDUAL HOLDER                                                                       14.95

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED APRIL 1, 2001


                      Initial       Beginning           Base         Additional        Total           Ending            Ending
                     Principal      Principal         Principal       Principal      Principal        Principal        Certificate
     Class            Balance        Balance        Distribution    Distribution    Distribution       Balance           Factor
---------------   --------------  --------------   --------------   ------------   --------------   --------------   ---------------
Class A-1          70,688,994.00              --               --             --               --               --        0.0000000
Class A-2          57,258,085.00              --               --             --               --               --        0.0000000
Class A-3          48,068,516.00   27,666,409.60     5,177,218.27             --     5,177,218.27    22,489,191.33        0.4678570
Class A-4          84,119,903.00   84,119,903.00               --             --               --    84,119,903.00        1.0000000
                  --------------  --------------   --------------   ------------   --------------   --------------   --------------

  Total Class A   260,135,498.00  111,786,312.60     5,177,218.27             --     5,177,218.27   106,609,094.33        0.4098214
Class B-1           5,655,120.00    2,430,137.44       112,548.23             --       112,548.23     2,317,589.20        0.4098214
Class B-2           2,827,560.00    1,215,068.72        56,274.12             --        56,274.12     1,158,794.60        0.4098214
Class B-3           3,534,450.00    1,518,835.90        70,342.65             --        70,342.65     1,448,493.25        0.4098214
                  --------------  --------------   --------------   ------------   --------------   --------------
  Total           272,152,628.00  116,950,354.65     5,416,383.26             --     5,416,383.26   111,533,971.39

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED APRIL 1, 2001


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                        127,553,992.74
      ADCPB, end of Collection Period                                              122,137,609.48
                                                                                   --------------
        Base Principal Amount                                                        5,416,383.26

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period                4,832,783.23
      Servicing Advances collected during the current Collection Period              4,809,999.73
                                                                                   --------------
        Unreimbursed Servicing Advances as of current Determination Date                22,783.50

CALCULATION OF INTEREST DUE
                Beginning                       Current                   Total
                Principal        Interest      Interest     Overdue      Interest
  Class          Balance           Rate           Due       Interest       Due
              --------------    ---------    -----------   ----------   ----------
Class A-1                 --       4.9670%            --           --           --
Class A-2                 --       5.4500%            --           --           --
Class A-3      27,666,409.60       5.5400%    127,726.59           --   127,726.59
Class A-4      84,119,903.00       5.7300%    401,672.54           --   401,672.54
Class B-1       2,430,137.44       6.6100%     13,386.01           --    13,386.01
Class B-2       1,215,068.72       9.9900%     10,115.45           --    10,115.45
Class B-3       1,518,835.90       6.3280%      8,009.33           --     8,009.33
              --------------    ---------    -----------   ----------   ----------
              116,950,354.65       5.7554%    560,909.91           --   560,909.91

CALCULATION OF PRINCIPAL DUE
                     Base            Base                         Total
                   Principal       Principal      Overdue       Principal
    Class         Amount Pct.        Amount      Principal         Due
    ------       ------------   --------------   ---------   --------------
Class A               95.584%     5,177,218.27          --     5,177,218.27
Class B-1              2.078%       112,548.23          --       112,548.23
Class B-2              1.039%        56,274.12          --        56,274.12
Class B-3              1.299%        70,342.65        0.00        70,342.65
                                --------------   ---------   --------------
                                  5,416,383.26        0.00     5,416,383.26

CALCULATION OF SERVICER FEE
ADCPB as of the prior Calculation Date                        127,553,992.74
Servicer Fee Rate                                                      0.500%
One-twelfth                                                             1/12
                                                             ---------------
Servicer Fee due current period                                    53,147.50
Prior Servicer Fee arrearage                                              --
                                                             ---------------
Servicer Fee due                                                   53,147.50

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED APRIL 1, 2001


CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the immediately preceding Collection Period      111,786,312.60
      Premium Rate                                                                             0.175%
      One-twelfth                                                                               1/12
                                                                                     ---------------
      Premium Amount due Current Period                                                    16,302.17
      Prior Premium Amount arrearage                                                              --
                                                                                     ---------------
      Total Premium Amount due                                                             16,302.17

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                416.67
      Prior Indenture Trustee Fee arrearage                                                       --
                                                                                     ---------------
      Total Indenture Trustee Fee due                                                         416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                              --
      Prior Indenture Trustee Expenses arrearage                                                  --
                                                                                     ---------------
      Total Indenture Trustee Expenses due                                                        --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                       --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                      --
                                                                                     ---------------
      Total Other Amounts Due Servicer under Servicing Agreement                                  --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED APRIL 1, 2001


RESTRICTING EVENT DETERMINATION:
                                                                                                                        Yes/No
                                                                                                                        ------
     A) Event of Servicer Termination (Yes/No)                                                                            No
     B) Note Insuer has Made a Payment (Yes/No)                                                                           No
     C) Gross Charge Off Event has Occurred (Yes/No)                                                                      No
     D) Delinquency Trigger Event has Occurred (Yes/No)                                                                   No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE
                                                                                                                        Yes/No
                                                                                                                        ------
A) Failure to distribute to the Noteholders all or part of any payment of
Interest required to be made under the terms of such Notes or the Indenture when
due; and,                                                                                                                 No

B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment Date to the extent that sufficient Available Funds are on deposit in the Collection
Account of (y) on the Class A-1 Maturity Date, the Class A-2 Maturity Date, the
Class A-3 Maturity Date,the Class A-4 Maturity Date, the Class B-1 Maturity
Date, the Class B-2 Maturity Date, or the Class B-3 Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes,
Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B-1 Notes, Class B-2
Notes, or Class B-3 Notes, as the case may be.                                                                            No


EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

     Section                                                   Event                                                    Yes/No
     -------     ----------------------------------------------------------------------------------------------------   ------
     6.01(i)     Failure to make payment required                                                                         No
     6.01(ii)    Failure to submit Monthly Statement                                                                      No
     6.01(iii)   Failure to Observe Covenants in Servicing Agreement                                                      No
     6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                                            No
     6.01(v)     Servicer files a voluntary petition for bankruptcy                                                       No
     6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed within 60 days     No
     6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing Agreement                                No
     6.01(viii)  Servicer Trigger Event as contained in the Insurance Agreement has occurred.                             No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED APRIL 1, 2001


Gross Charge Event Calculation:
                                                                                                            Result
                                                                                                            ------
    Gross Charge Off Ratio Current Period                                                                     2.06%
    Gross Charge Off Ratio Prior Period                                                                       2.48%
    Gross Charge Off Ratio Second Prior Period                                                               (0.14)%
                                                                                                            ------
      Average of Gross Charge Off Ratio for Three Periods                                                     1.47%
    Maximum Allowed                                                                                           2.50%

    Gross Charge Off Ratio:
    -----------------------
                              ADCPB of                                                                Gross Charge Off
                           All Defaulted          Less                            End of Month      Ratio: Charge Offs/
                             Contracts         Recoveries      Charge Offs            ADCPB               ADCPB
                           -------------       ----------      -----------       --------------     -------------------
    Current Period           374,134.78        164,650.74       209,484.04       122,137,609.48            2.06%
    Prior Period             347,435.45         83,851.96       263,583.49       127,553,992.74            2.48%
    Second Prior Period      295,994.53        311,157.94       (15,163.41)      132,605,015.16           (0.14)%

Delinquency Event Calculation:
                                                                                                               Results
                                                                                                               -------
    Delinquency Trigger Ratio Current Period                                                                     5.07%
    Delinquency Trigger Ratio Prior Period                                                                       5.33%
    Delinquency Trigger Ratio Second Prior Period                                                                4.82%
                                                                                                                 ----
    Average of Delinquency Trigger Ratios                                                                        5.08%
    Maximum Allowed                                                                                              7.50%

    Delinquency Trigger Ratio:
    --------------------------
                                 A                 B                   A/B
                        ------------------  ---------------    -------------------
                              ADCPB of         ADCPB of
                        Contract > 30 Days   All Contracts     Delinquency Trigger
                              Past Due      As of Month-End          Ratio:
                        ------------------  ---------------    -------------------
    Current Period         6,197,197.36    122,137,609.48               5.07%
    Prior Period           6,977,706.63    130,912,124.21               5.33%
    Second Prior Period    6,543,746.16    135,696,385.75               4.82%

                                ADCPB      Delinquency Ratio
                                -----      -----------------
Current                      115,940,412            94.93%
31-60 Days Past Due            3,311,064             2.71%
61-90 Days Past Due            1,451,189             1.19%
91+ Days Past Due              1,434,944             1.17%
                            ------------     ------------
TOTAL                        122,137,609           100.00%

Substitution Limits
-------------------

ADCPB as of Cut-Off Date                                          226,204,781.43
Maximum Substitution (10% of Initial)                              22,620,478.14

Prior month Cumulative ADCPB Substituted                           19,302,877.46
Current month ADCPB Substituted                                       156,908.48
                                                               -----------------
Cumulative ADCPB Substituted                                       19,459,785.94

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED APRIL 1, 2001


Available Amount to Note Holders:                                                            3,848,164.59
Reserve Account balance, beginning                                                           1,351,253.63

Disbursements from Collection Account: Section 3.05(a) of the Indenture

(i)        Initial Unpaid Amounts inadvertantly deposited in Collection Account                        --
(ii)       Indemnity Payments paid inadvertantly deposited in Collection Account                       --
(iii)      Aggregate of:
            (a) Unreimbursed Servicer Advances                                                   4,541.41
            (b) Servicer Fees from current and prior Collection Period                          48,440.73
            (c) Servicing Charges inadvertantly deposited in Collection Account                        --
(iv)       Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees             416.67
(v)        Reimbursable Trustee Expenses pre 7.07(a)(ii)                                               --

(vi)       Class A-1 through A-4 Note Interest on a pari passu basis:
            Class A-1 Note Interest                                                                    --
            Class A-2 Note Interest                                                             45,399.89
            Class A-3 Note Interest                                                            105,098.57
            Class A-4 Note Interest                                                            360,555.57
(vii)      Class B Note Interest                                                                68,751.64
(viii)     Class C Note Interest                                                                51,243.86
(ix)       Class D Note Interest                                                                15,643.37

(x)        Class A Base Principal Distribution Amount
            Class A-1 Principal Distribution Amount                                                    --
            Class A-2 Principal Distribution Amount                                          2,708,724.85
            Class A-3 Principal Distribution Amount                                                    --
            Class A-4 Principal Distribution Amount                                                    --
(xi)       Class B Base Principal Distribution Amount                                          256,007.53
(xii)      Class C Base Principal Distribution Amount                                          173,424.46
(xiii)     Class D Base Principal Distribution Amount                                           41,291.54
(xv)       Class E Note Interest                                                                11,564.83
(xvi)      Class E Principal Distribution Amount                                                44,594.86
(xviii)    Reserve Account Reimbursement/(Withdrawal)                                          (87,535.17)
(xix)      Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)               --
(xx)       Remaining Amount to Residual Holder                                                         --


Reserve Account balance, ending                                                              1,263,718.46

Disbursements from Reserve Account:
           Interest earned on Reserve Account to Residual Holder                                       --

           Reviewed By:


           --------------------------------------------------------------------
           E. ROGER GEBHART
           COO, EVP CAPITAL MARKETS & TREASURER

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED APRIL 1, 2001


AVAILABLE FUNDS
     Collection Account balance, as of March 31, 2001                                      541,452.18
     Investment earnings on amounts in Collection Account                                    4,099.98
     Payments due Collection Account from last 3 business days of Collection Period        170,701.97
     Additional contribution for terminated trade-ups and rebooked leases                          --
     Servicer Advance on current Determination Date                                      3,131,910.46
                                                                                         ------------
     AVAILABLE FUNDS ON PAYMENT DATE                                                     3,848,164.59
     Reserve Account balance                                                             1,351,253.63
                                                                                         ------------
     TOTAL AVAILABLE FUNDS                                                               5,199,418.22

Initial Unpaid Amounts inadvertantly deposited in Collection Account                               --
                                                                                         ------------
  REMAINING AVAILABLE FUNDS                                                              5,199,418.22

Indemnity Payments paid inadvertantly deposited in Collection Account                              --
                                                                                         ------------
  REMAINING AVAILABLE FUNDS                                                              5,199,418.22

UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                      4,541.41
     Unreimbursed Servicer Advances paid                                                     4,541.41
                                                                                         ------------
       Unreimbursed Servicer Advances remaining unpaid                                             --
                                                                                         ------------
  REMAINING AVAILABLE FUNDS                                                              5,194,876.81

SERVICER FEES
     Servicer Fees due                                                                      48,440.73
     Servicer Fees paid                                                                     48,440.73
                                                                                         ------------
       Servicer Fees remaining unpaid                                                              --
                                                                                         ------------
REMAINING AVAILABLE FUNDS                                                                5,146,436.08

SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                     --
                                                                                         ------------
  REMAINING AVAILABLE FUNDS                                                              5,146,436.08

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                 416.67
     Indenture Trustee Fee paid                                                                416.67
                                                                                         ------------
       Indenture Trustee Fee remaining unpaid                                                      --
                                                                                         ------------
REMAINING AVAILABLE FUNDS                                                                5,146,019.41

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                          --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                     75,000.00
                                                                                         ------------
     Total Indenture Trustee Expenses paid                                                         --
                                                                                         ------------
       Indenture Trustee Expenses unpaid                                                           --
  REMAINING AVAILABLE FUNDS                                                              5,146,019.41

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED APRIL 1, 2001




CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                       --
     Class A-2 Note Interest                                                45,399.89
     Class A-3 Note Interest                                               105,098.57
     Class A-4 Note Interest                                               360,555.57
       Total Class A Interest due                                          511,054.03
                                                                        -------------
  REMAINING AVAILABLE FUNDS                                              4,634,965.38

CLASS B NOTE INTEREST
     Class B Note Interest due                                              68,751.64
     Class B Note Interest paid                                             68,751.64
                                                                        -------------
       Class B Note Interest remaining unpaid                                      --
                                                                        -------------
  REMAINING AVAILABLE FUNDS                                              4,566,213.74

CLASS C NOTE INTEREST
     Class C Note Interest due                                              51,243.86
     Class C Note Interest paid                                             51,243.86
                                                                        -------------
       Class C Note Interest remaining unpaid                                      --
                                                                        -------------
  REMAINING AVAILABLE FUNDS                                              4,514,969.89

CLASS D NOTE INTEREST
     Class D Note Interest due                                              15,643.37
     Class D Note Interest paid                                             15,643.37
                                                                        -------------
       Class D Note Interest remaining unpaid                                      --
                                                                        -------------
  REMAINING AVAILABLE FUNDS                                              4,499,326.52

CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                      2,643,715.45
     Class A Note Principal Balance as of preceding Payment Date        89,243,671.00
                                                                        -------------
     Class A Base Principal Distribution Amount paid                     2,643,715.45
                                                                        -------------
       Class A Base Principal Distribution Amount remaining unpaid                 --
     Class A-1 Note Principal Balance as of preceding Payment Date                 --
     Class A-1 Base Principal Distribution Amount paid                             --
                                                                        -------------
       Class A-1 Note Principal Balance after distribution                         --
                                                                        -------------
     Remaining Class A Base Principal Distribution Amount                2,643,715.45
                                                                        -------------
     Class A-2 Note Principal Balance as of preceding Payment Date       8,433,416.00
     Class A-2 Base Principal Distribution Amount paid                   2,643,715.45
                                                                        -------------
       Class A-2 Note Principal Balance after distribution               5,789,700.55
     Remaining Class A Base Principal Distribution Amount                          --
                                                                        -------------
     Class A-3 Note Principal Balance as of preceding Payment Date      18,823,624.00
     Class A-3 Base Principal Distribution Amount paid                             --
                                                                        -------------
       Class A-3 Note Principal Balance after distribution              18,823,624.00
     Remaining Class A Base Principal Distribution Amount                          --
                                                                        -------------
     Class A-4 Note Principal Balance as of preceding Payment Date      61,986,631.00
     Class A-4 Base Principal Distribution Amount paid                             --
                                                                        -------------
       Class A-4 Note Principal Balance after distribution              61,986,631.00
  REMAINING AVAILABLE FUNDS                                              1,855,611.07

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED APRIL 1, 2001



CLASS B BASE PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance as of preceding Payment Date              11,332,687.94
     Class B Base Principal Distribution due                                     249,863.35
     Class B Base Principal Distribution paid                                    249,863.35
                                                                              -------------
       Class B Base Principal Distribution remaining unpaid                              --
       Class B Note Principal Balance after distribution on Payment Date      11,082,824.59
  REMAINING AVAILABLE FUNDS                                                    1,605,747.72

CLASS C BASE PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance as of preceding Payment Date               7,676,982.25
     Class C Base Principal Distribution due                                     169,262.27
     Class C Base Principal Distribution paid                                    169,262.27
                                                                              -------------
       Class C Base Principal Distribution remaining unpaid                              --
       Class C Note Principal Balance after distribution on Payment Date       7,507,719.98
  REMAINING AVAILABLE FUNDS                                                    1,436,485.45

CLASS D BASE PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance as of preceding Payment Date               1,827,852.34
     Class D Base Principal Distribution due                                      40,300.54
     Class D Base Principal Distribution paid                                     40,300.54
                                                                              -------------
       Class D Base Principal Distribution remaining unpaid                              --
       Class D Note Principal Balance after distribution on Payment Date       1,787,551.80
  REMAINING AVAILABLE FUNDS                                                    1,396,184.91

CLASS A REALLOCATED PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Base Principal                               --
     Class A-1 Reallocated Principal Distribution                                        --
                                                                              -------------
       Class A-1 Note Principal Balance after Reallocation                               --
  Remaining Available Funds                                                    1,396,184.91
                                                                              -------------
     Class A-2 Note Principal Balance after Base Principal                     5,789,700.55
     Class A-2 Reallocated Principal Distribution                                        --
                                                                              -------------
       Class A-2 Note Principal Balance after Reallocation                     5,789,700.55
  Remaining Available Funds                                                    1,396,184.91
                                                                              -------------
     Class A-3 Note Principal Balance after Base Principal                    18,823,624.00
     Class A-3 Reallocated Principal Distribution                                        --
                                                                              -------------
       Class A-3 Note Principal Balance after Reallocation                    18,823,624.00
  Remaining Available Funds                                                    1,396,184.91
                                                                              -------------
     Class A-4 Note Principal Balance after Base Principal                    61,986,631.00
     Class A-4 Reallocated Principal Distribution                                        --
                                                                              -------------
       Class A-4 Note Principal Balance after Reallocation                    61,986,631.00
  REMAINING AVAILABLE FUNDS                                                    1,396,184.91

CLASS B REALLOCATED PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Base Principal                      11,082,824.59
     Class B Reallocated Principal Distribution paid                                     --
                                                                              -------------
       Class B Note Principal Balance after Reallocation                      11,082,824.59
  REMAINING AVAILABLE FUNDS                                                    1,396,184.91

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED APRIL 1, 2001


CLASS C REALLOCATED PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Base Principal                       7,507,719.98
     Class C Reallocated Principal Distribution paid                                     --
                                                                              -------------
       Class C Note Principal Balance after Reallocation                       7,507,719.98
  REMAINING AVAILABLE FUNDS                                                    1,396,184.91

CLASS D REALLOCATED PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Base Principal                       1,787,551.80
     Class D Reallocated Principal Distribution paid                                     --
       Class D Note Principal Balance after Reallocation                       1,787,551.80
  REMAINING AVAILABLE FUNDS                                                    1,396,184.91

CLASS E NOTE INTEREST
     Class E Note Interest due                                                    11,564.83
     Class E Note Interest paid                                                   11,564.83
                                                                              -------------
       Class E Note Interest remaining unpaid                                            --
                                                                              -------------
  REMAINING AVAILABLE FUNDS                                                    1,384,620.08

CLASS E BASE PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance as of preceding Payment Date               1,974,081.09
     Class E Base Principal Distribution due                                      43,524.58
     Class E Base Principal Distribution paid                                     43,524.58
                                                                              -------------
       Class E Base Principal Distribution remaining unpaid                              --
       Class E Note Principal Balance after distribution on Payment Date       1,930,556.51
  REMAINING AVAILABLE FUNDS                                                    1,341,095.50

CLASS E REALLOCATED PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Base Principal                       1,930,556.51
     Class E Reallocated Principal Distribution paid                                     --
       Class E Note Principal Balance after Reallocation                       1,930,556.51
  REMAINING AVAILABLE FUNDS                                                    1,341,095.50

CLASS A SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Reallocated Principal                        --
     Class A-1 Supplemental Principal Distribution                                       --
                                                                              -------------
       Class A-1 Note Principal Balance after Supplemental                               --
  Remaining Available Funds                                                    1,341,095.50
                                                                              -------------
     Class A-2 Note Principal Balance after Reallocated Principal              5,789,700.55
     Class A-2 Supplemental Principal Distribution                                65,009.40
                                                                              -------------
       Class A-2 Note Principal Balance after Supplemental                     5,724,691.15
  Remaining Available Funds                                                    1,276,086.10
                                                                              -------------
     Class A-3 Note Principal Balance after Reallocated Principal             18,823,624.00
     Class A-3 Supplemental Principal Distribution                                       --
                                                                              -------------
       Class A-3 Note Principal Balance after Supplemental                    18,823,624.00
  Remaining Available Funds                                                    1,276,086.10
                                                                              -------------
     Class A-4 Note Principal Balance after Reallocated Principal             61,986,631.00
     Class A-4 Supplemental Principal Distribution                                       --
                                                                              -------------
       Class A-4 Note Principal Balance after Supplemental                    61,986,631.00
  REMAINING AVAILABLE FUNDS                                                    1,276,086.10

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED APRIL 1, 2001



CLASS B SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Reallocated Principal      11,082,824.59
     Class B Supplemental Principal Distribution paid                     6,144.18
                                                                     -------------
       Class B Note Principal Balance after Supplemental             11,076,680.41
  REMAINING AVAILABLE FUNDS                                           1,269,941.92

CLASS C SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Reallocated Principal       7,507,719.98
     Class C Supplemental Principal Distribution paid                     4,162.19
                                                                     -------------
       Class C Note Principal Balance after Supplemental              7,503,557.79
  REMAINING AVAILABLE FUNDS                                           1,265,779.73

CLASS D SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Reallocated Principal       1,787,551.80
     Class D Supplemental Principal Distribution paid                       991.00
                                                                     -------------
       Class D Note Principal Balance after Supplemental              1,786,560.81
  REMAINING AVAILABLE FUNDS                                           1,264,788.74

CLASS E SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Reallocated Principal       1,930,556.51
     Class E Supplemental Principal Distribution paid                     1,070.28
                                                                     -------------
       Class E Note Principal Balance after Supplemental              1,929,486.23
  REMAINING AVAILABLE FUNDS                                           1,263,718.46

RESERVE FUND
     Required Reserve Fund Amount                                     1,751,034.78
     Reserve Account Balance, Ending                                  1,263,718.46
     Reserve Account Deposit/(Withdrawal)                               (87,535.17)
                                                                     -------------
  REMAINING AVAILABLE FUNDS                                                     --

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                --
     Remaining Indenture Trustee Expenses paid                                  --
                                                                     -------------
       Remaining Indenture Trustee Expenses unpaid                              --
  REMAINING AVAILABLE FUNDS                                                     --

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                      --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED APRIL 1, 2001



CALCULATION OF BASE PRINCIPAL AMOUNT
     ADCPB, beginning of Collection Period                                        116,257,757.62
     ADCPB, end of Collection Period                                              113,033,714.39
                                                                                  --------------
       Base Principal Amount                                                        3,224,043.23

UNREIMBURSED SERVICING ADVANCES
     Unreimbursed Servicing Advances from previous Collection Period                3,002,365.39
     Servicing Advances collected during the current Collection Period              2,997,823.98
                                                                                  --------------
       Unreimbursed Servicing Advances as of current Determination Date                 4,541.41



CALCULATION OF SERVICER FEE
     ADCPB as of the prior Calculation Date                                       116,257,757.62
     Servicer Fee Rate                                                                     0.500%
     One-twelfth                                                                            1/12
                                                                                  --------------
     Servicer Fee due current period                                                   48,440.73
     Prior Servicer Fee arrearage                                                             --
                                                                                  --------------
     Servicer Fee due                                                                  48,440.73


INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
     Indenture Trustee Fee (per Payment Date)                                             416.67
     Prior Indenture Trustee Fee arrearage                                                    --
                                                                                  --------------
     Total Indenture Trustee Fee due                                                      416.67

INDENTURE TRUSTEE EXPENSES
     Indenture Trustee Expenses due                                                           --
     Prior Indenture Trustee Expenses arrearage                                               --
                                                                                  --------------
     Total Indenture Trustee Expenses due                                                     --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement - current period                    --
     Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                   --
                                                                                  --------------
     Total Other Amounts Due Servicer under Servicing Agreement                               --

AGING DELINQUENCY STATISTICS - AS OF PRIOR MONTH-END
     Current                                                   109,316,716.26              96.71%
       31 - 60 days past due                                     1,419,267.55               1.26%
       61 - 90 days past due                                       800,130.45               0.71%
       91+ days past due                                         1,497,600.13               1.32%
                                                               --------------
                                                               113,033,714.39

GROSS CHARGE OFF
     ADCPB of All Defaulted Contracts                                                 138,519.34
     Less Recoveries                                                                   46,579.34
                                                                                  --------------
     Total Charge Offs for the period                                                  91,940.00

     End of Month ADCPB                                                           113,033,714.39
     Gross Charge Off Ratio (Total Charge Offs/ADCPB)                                       0.08%

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED APRIL 1, 2001


INTEREST PAYMENTS TO NOTEHOLDERS


                                        Beginning
                     Initial            of Period                Interest                             Interest
   Class             Balance             Balance                   Rate         Interest Due            Paid
-----------      --------------      --------------              --------       ------------         -----------
    A-1           30,818,212.00                0.00               5.855%                0.00                0.00
    A-2           31,956,385.00        8,433,416.00               6.460%           45,399.89           45,399.89
    A-3           18,823,624.00       18,823,624.00               6.700%          105,098.57          105,098.57
    A-4           61,986,631.00       61,986,631.00               6.980%          360,555.57          360,555.57
-----------      --------------      --------------              --------       ------------         -----------
  Class A        143,584,852.00       89,243,671.00                6.87%          511,054.03          511,054.03
-----------      --------------      --------------              --------       ------------         -----------

     B            13,570,520.00       11,332,687.94               7.280%           68,751.64           68,751.64
     C             9,192,933.00        7,676,982.25               8.010%           51,243.86           51,243.86
     D             2,188,793.00        1,827,852.34              10.270%           15,643.37           15,643.37
     E             2,363,897.00        1,974,081.09               7.030%           11,564.83           11,564.83
-----------      --------------      --------------              --------       ------------         -----------
Total Notes      170,900,995.00      112,055,274.62                7.05%          658,257.72          658,257.72
-----------      --------------      --------------              --------       ------------         -----------


PRINCIPAL PAYMENTS TO NOTEHOLDERS


               Beginning        (Monthly)    (Reallocated)    (Supplemental)      Total            End               Ending
               of Period        Principal      Principal        Principal       Principal       of Period        Certificate
   Class        Balance           Paid           Paid             Paid             Paid          Balance            Factor
-----------  --------------  --------------  --------------   --------------  --------------  --------------    --------------
    A-1                0.00            0.00            0.00             0.00            0.00            0.00         0.0000000
    A-2        8,433,416.00    2,643,715.45            0.00        65,009.40    2,708,724.85    5,724,691.15         0.1791408
    A-3       18,823,624.00            0.00            0.00             0.00            0.00   18,823,624.00         1.0000000
    A-4       61,986,631.00            0.00            0.00             0.00            0.00   61,986,631.00         1.0000000
-----------  --------------  --------------  --------------   --------------  --------------  --------------
  Class A     89,243,671.00    2,643,715.45            0.00        65,009.40    2,708,724.85   86,534,946.15
-----------  --------------  --------------  --------------   --------------  --------------  --------------
     B        11,332,687.94      249,863.35            0.00         6,144.18      256,007.53   11,076,680.41         0.8162311
     C         7,676,982.25      169,262.27            0.00         4,162.19      173,424.46    7,503,557.79         0.8162311
     D         1,827,852.34       40,300.54            0.00           991.00       41,291.54    1,786,560.81         0.8162310
     E         1,974,081.09       43,524.58            0.00         1,070.28       44,594.86    1,929,486.23         0.8162311
-----------  --------------  --------------  --------------   --------------  --------------  --------------
Total Notes  112,055,274.62    3,146,666.20            0.00        77,377.04    3,224,043.23  108,831,231.39
-----------  --------------  --------------  --------------   --------------  --------------  --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED APRIL 1, 2001






PRINCIPAL PAYMENT CALCULATION


                             Investor             Investor       Investor                            Supplemental
            (defined)        Monthly            Reallocated    Supplemental         Total             Percentage
              Class         Principal            Principal      Principal         Principal          of Principal
   Class    Percentage       Amount                Amount         Amount            Amount             Allocated
   -----    ----------    ------------          -----------    ------------      ------------        -----------
     A        82.00%      2,643,715.45              0.00         65,009.40       2,708,724.85             84.02%
     B         7.75%        249,863.35              0.00          6,144.18         256,007.53              7.94%
     C         5.25%        169,262.27              0.00          4,162.19         173,424.46              5.38%
     D         1.25%         40,300.54              0.00            991.00          41,291.54              1.28%
     E         1.35%         43,524.58              0.00          1,070.28          44,594.86              1.38%
   -----      ------      ------------              ----         ---------       ------------            -------
                          3,146,666.20              0.00         77,377.04       3,224,043.23            100.00%
   -----      ------      ------------              ----         ---------       ------------            -------




FLOOR CALCULATION



                  Class           Floor Hit?         Floored
   Class         Floors             (Y/N)         Prin Amount
   -----         ------           ----------      ------------
     A                                                  N/A
     B              --                No            249,863.35
     C              --                No            169,262.27
     D              --                No             40,300.54
     E              --                No             43,524.58
   -----         ------           ----------      ------------


(Retained) Certificate Balance      4,202,483.00
Initial OC Percentage                       2.40%

Overcollateralization Balance (prior)             4,202,483.00
Overcollateralization Balance (current)           4,202,483.00
Cumulative Loss Amount                                    0.00
Available Funds+Collection Account-Servicing      5,146,019.41

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED APRIL 1, 2001






EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                               Yes/No
                                                                                               ------
A) Failure to distribute to the Noteholders all or part of any payment of
Interest required to be made under the terms of such Notes or the Indenture when
due; and,                                                                                        No

B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment Date to the extent that sufficient Available Funds are on deposit in the Collection
Account of (y) on the Class A-1 Maturity Date, the Class A-2 Maturity Date, the
Class A-3 Maturity Date, the Class A-4 Maturity Date, the Class B Maturity Date,
the Class C Maturity Date, the Class D Maturity Date, or the Class E Maturity
Date, as the case may be, on any remaining principal owed on the outstanding
Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B
Notes, Class C Notes, Class D Notes, or Class E Notes, as the case may be.                       No

Events of Servicer Termination: Section 6.01 of Servicing Agreement


Section                                  Event                                                 Yes/No
-------                                  -----                                                 ------
6.01(i)     Failure to make payment, deposit, transfer, or delivery required                     No
6.01(ii)    Failure to submit Monthly Statement                                                  No
6.01(iii)   Failure to Observe Covenants in Servicing Agreement                                  No
6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                        No
6.01(v)     Servicer files a voluntary petition for bankruptcy                                   No
6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed,
            withdrawn or dismissed within 60 days                                                No
6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing
            Agreement                                                                            No

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED APRIL 1, 2001



Available Funds                                                                                       $2,848,965.83
Deposit from Reserve Account                                                                          $  261,063.75
                                                                                                      -------------
Total Available Amount to Note Holders:                                                               $3,110,029.58

Disbursements from Collection Account: Section 3.05 of the Indenture

(i)    Initial Unpaid Amounts or servicing charges inadvertently deposited in Collection Account      $        0.00
(ii)   Indemnity Payments paid inadvertently deposited in Collection Account                          $        0.00
(iii)  Aggregate of:
         (a) Unreimbursed Servicer Advances (Other than current Collection Period)                    $   41,299.65
         (b) Servicer Fees from current and prior Collection Period                                   $   73,445.98
(iv)   Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                    $      416.67
(v)    Reimbursable Trustee Expenses: Section 7.07(a)(ii)                                             $        0.00

(vi)   Class A-1 through A-2 Note Interest on a pari passu basis:
         Class A-1 Note Interest                                                                      $  390,838.31
         Class A-2 Note Interest                                                                      $  644,910.00
(vii)  Class B Note Interest                                                                          $   93,099.33

(viii) Class A Base Principal Distribution Amount
         Class A-1 Principal Distribution Amount                                                      $1,824,806.91
         Class A-2 Principal Distribution Amount                                                      $        0.00
(ix)   Class B Base Principal Distribution Amount                                                     $        0.00
(x)    Supplemental Interest Reserve Account addition amount                                          $   41,212.73
(xi)   Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                  $        0.00
(xii)  Excess to Trust Certificate Holder                                                             $        0.00


       Reviewed By:



       ------------------------------------
       E. Roger Gebhart
       COO/EVP Capital Markets & Treasurer

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED APRIL 1, 2001


AVAILABLE FUNDS
     Collection Account balance, as of March 31, 2001                                           866,606.95
     Investment earnings on amounts in Collection Account                                         8,537.31
     Payments due Collection Account from last 3 business days of Collection Period             638,677.16
     Servicer Advance on current Determination Date                                           1,335,144.41
     Additional Contribution for loss on termination                                                  0.00
     Deposit from Reserve Account                                                               261,063.75
     Deposit from Letter of Credit Account                                                            0.00
     AVAILABLE FUNDS ON PAYMENT DATE                                                          3,110,029.58

Initial Unpaid Amounts inadvertently deposited in Collection Account                                  0.00
  Remaining Available Funds                                                                   3,110,029.58

Indemnity Payments paid inadvertently deposited in Collection Account                                 0.00
  REMAINING AVAILABLE FUNDS                                                                   3,110,029.58

UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                          41,299.65
     Unreimbursed Servicer Advances paid                                                         41,299.65
                                                                                              ------------
       Unreimbursed Servicer Advances remaining unpaid                                                0.00
  REMAINING AVAILABLE FUNDS                                                                   3,068,729.93

SERVICER FEES
     Servicer Fees due                                                                           73,445.98
     Servicer Fees paid                                                                          73,445.98
                                                                                              ------------
       Servicer Fees remaining unpaid                                                                 0.00
  REMAINING AVAILABLE FUNDS                                                                   2,995,283.95

SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                        0.00
  REMAINING AVAILABLE FUNDS                                                                   2,995,283.95

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                      416.67
     Indenture Trustee Fee paid                                                                     416.67
                                                                                              ------------
       Indenture Trustee Fee remaining unpaid                                                         0.00
  REMAINING AVAILABLE FUNDS                                                                   2,994,867.28

REIMBURSABLE TRUSTEE EXPENSES PER SECTION 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                             0.00
     Cap on Indenture Trustee Expenses per section 7.07(a)(ii)                                   75,000.00
     Total Indenture Trustee Expenses paid                                                            0.00
                                                                                              ------------
       Indenture Trustee Expenses unpaid                                                              0.00
  REMAINING AVAILABLE FUNDS                                                                   2,994,867.28

CLASS A-1 THROUGH A-2 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest due                                                                390,838.31
     Class A-1 Note Interest paid                                                               390,838.31
                                                                                              ------------
       Class A-1 Interest remaining unpaid                                                            0.00
     Class A-2 Note Interest due                                                                644,910.00
     Class A-2 Note Interest paid                                                               644,910.00
                                                                                              ------------

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED APRIL 1, 2001


       Class A-2 Interest remaining unpaid                                                            0.00
  REMAINING AVAILABLE FUNDS                                                                   1,959,118.97

CLASS B NOTE INTEREST
     Class B Note Interest due                                                                   93,099.33
     Class B Note Interest paid                                                                  93,099.33
                                                                                             -------------
       Class B Note Interest remaining unpaid                                                         0.00
  REMAINING AVAILABLE FUNDS                                                                   1,866,019.64

CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance as of preceding Payment Date                           62,617,620.27
     Class A-1 Base Principal Distribution due                                                1,824,806.91
     Class A-1 Base Principal Distribution Amount paid                                        1,824,806.91
                                                                                             -------------
       Class A-1 Base Principal Distribution remaining unpaid                                         0.00
       Class A-1 Note Principal Balance after distribution on Payment Date                   60,792,813.36

     Class A-2 Note Principal Balance as of preceding Payment Date                           99,600,000.00
     Class A-2 Base Principal Distribution due                                                        0.00
     Class A-2 Base Principal Distribution Amount paid                                                0.00
                                                                                             -------------
       Class A-2 Base Principal Distribution remaining unpaid                                         0.00
       Class A-2 Note Principal Balance after distribution on Payment Date                   99,600,000.00
  REMAINING AVAILABLE FUNDS                                                                      41,212.73

CLASS B BASE PRINCIPAL DISTRIBUTION (BEGINNING JUNE 2001)
     Class B Note Principal Balance as of preceding Payment Date                             14,052,729.00
     Class B Base Principal Distribution due                                                          0.00
     Class B Base Principal Distribution paid                                                         0.00
                                                                                             -------------
       Class B Base Principal Distribution remaining unpaid                                           0.00
       Class B Note Principal Balance after distribution on Payment Date                     14,052,729.00
  REMAINING AVAILABLE FUNDS                                                                      41,212.73

SUPPLEMENTAL INTEREST RESERVE ACCOUNT
     Supplemental Interest Reserve Account Addition                                              41,212.73
  REMAINING AVAILABLE FUNDS                                                                           0.00

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                      0.00
     Remaining Indenture Trustee Expenses paid                                                        0.00
                                                                                             -------------
       Remaining Indenture Trustee Expenses unpaid                                                    0.00
  REMAINING AVAILABLE FUNDS                                                                           0.00

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                                            0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED APRIL 1, 2001


RESERVE ACCOUNT: SECTION 3.04(a)
      Initial Reserve Account Balance                                                         3,557,788.15
      Plus: Earnings for Collection Period per Section 3.04(b)                                   16,181.52
      Less: Withdrawal per Section 3.04(c)                                                      261,063.75
        Ending Reserve Account Balance                                                        3,312,905.92

LETTER OF CREDIT ACCOUNT: SECTION 3.08(a)
      Initial Letter of Credit Account Balance                                                          --
      Plus: Earnings for Collection Period                                                              --
      Plus: Additions from draws under Section 3.08(b)                                                  --
      Less: Withdrawal pursuant to Section 3.08(c), To Collection Account                               --
        Ending Letter of Credit Account Balance                                                         --

SUPPLEMENTAL INTEREST RESERVE ACCOUNT: SECTION 3.09(b)
      Available Amounts for Related Collection Period less: Items 3.05(i) through (ix)           41,212.73
      Supplemental Interest Reserve Account Addition (Up to Supplemental Interest                41,212.73
        Required Amount)
      Supplemental Interest Reserve Account Distribution to Collection Account                          --

      Supplemental Interest Reserve Required Amount calculation
        Beginning Balance                                                                       551,744.06
        Plus: Additions (Up to 1% of Initial ADCPB)                                              41,212.73
        Plus: Earnings for Collection Period                                                      2,381.87
        Less: Required Distributions, To Collection Account                                             --
          Ending Supplemental Interest Reserve Account Balance                                  595,338.66

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED APRIL 1, 2001


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                                 176,270,349.27
      ADCPB, end of Collection Period                                                       174,445,542.37
                                                                                            --------------
        Base Principal Amount                                                                 1,824,806.91

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period                         1,309,532.65
      Servicing Advances collected during the current Collection Period                       1,268,233.00
                                                                                            --------------
        Unreimbursed Servicing Advances as of current Determination Date                         41,299.65

CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                                176,270,349.27
      Servicer Fee Rate                                                                              0.500%
      One-twelfth                                                                                     1/12
                                                                                            --------------
      Servicer Fee due current period                                                            73,445.98
      Prior Servicer Fee arrearage                                                                      --
                                                                                            --------------
      Servicer Fee due                                                                           73,445.98

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                      416.67
      Prior Indenture Trustee Fee arrearage                                                           0.00
                                                                                            --------------
      Total Indenture Trustee Fee due                                                               416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                                  0.00
      Prior Indenture Trustee Expenses arrearage                                                      0.00
                                                                                            --------------
      Total Indenture Trustee Expenses due                                                            0.00

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                           0.00
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                          0.00
                                                                                            --------------
      Total Other Amounts Due Servicer under Servicing Agreement                                      0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED APRIL 1, 2001


INTEREST PAYMENTS TO NOTEHOLDERS

                                Beginning                                          Total         Total
                 Initial        of Period    Interest    Current     Overdue     Interest      Interest    Interest
   Class         Balance         Balance       Rate    Interest Due  Interest       Due          Paid      Shortfall
----------   --------------  --------------  --------  ------------  --------  ------------  ------------  ---------
    A-1       75,000,000.00   62,617,620.27   7.490%     390,838.31    0.00      390,838.31    390,838.31     0.00
    A-2       99,600,000.00   99,600,000.00   7.770%     644,910.00    0.00      644,910.00    644,910.00     0.00
-----------  --------------  --------------   -----    ------------    ----    ------------  ------------     ----
  Class A    174,600,000.00  162,217,620.27            1,035,748.31    0.00    1,035,748.31  1,035,748.31     0.00
-----------  --------------  --------------   -----    ------------    ----    ------------  ------------     ----
     B        14,052,729.00   14,052,729.00   7.950%      93,099.33    0.00       93,099.33     93,099.33     0.00
-----------  --------------  --------------   -----    ------------    ----    ------------  ------------     ----
Total Notes  188,652,729.00  176,270,349.27            1,128,847.64    0.00    1,128,847.64  1,128,847.64     0.00
-----------  --------------  --------------   -----    ------------    ----    ------------  ------------     ----

PRINCIPAL PAYMENTS TO NOTEHOLDERS

                Beginning       Current                          End           Ending
                of Period      Principal      Principal       of Period     Certificate
   Class         Balance          Due            Paid          Balance         Factor
-----------  --------------   ------------   ------------   --------------  -----------
    A-1       62,617,620.27   1,824,806.91   1,824,806.91    60,792,813.36   0.81057084
    A-2       99,600,000.00           0.00           0.00    99,600,000.00   1.00000000
-----------  --------------   ------------   ------------   --------------   ----------
  Class A    162,217,620.27   1,824,806.91   1,824,806.91   160,392,813.36
-----------  --------------   ------------   ------------   --------------   ----------
     B        14,052,729.00           0.00           0.00    14,052,729.00   1.00000000
-----------  --------------   ------------   ------------   --------------   ----------
Total Notes  176,270,349.27   1,824,806.91   1,824,806.91   174,445,542.36
-----------  --------------   ------------   ------------   --------------   ----------

                       Beginning               Base Principal    Principal
         Principal     of Period     Overdue    Distribution      Payment
          Percent       Balance     Principal      Amount         Amount
-------  ---------  --------------  ---------  --------------  ------------
Class A   100.00%   162,217,620.27     0.00     1,824,806.91   1,824,806.91
Class B     0.00%    14,052,729.00     0.00             0.00           0.00
-------   ------    --------------     ----     ------------   ------------

Base Principal Amount:               1,824,806.91
Gross Charge Off Event?                        No
Available Funds less Fees:           2,994,867.28

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED APRIL 1, 2001


EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                                      Yes/No
                                                                                                                      ------

        a)     Failure to distribute to the Noteholders all or part of any payment of Interest required to be made
               under the terms of such Notes or the Indenture when due; and,                                            No

        b)     Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity Date, the Class A-2
               Maturity Date, the Class B Maturity Date, as the case may be, on any remaining principal owed on the
               outstanding Class A-1 Notes, Class A-2 Notes, Class B Notes, as the case may be.                         No

        c)     Failure on the part of the Trust duly to observe or perform in any material respect any other
               Covenants or Agreements.                                                                                 No

        d)     The Trust shall consent to the appointment of a Custodian, Receiver, Trustee, or Liquidator, etc.        No

        e)     The Trust shall file a voluntary petition in bankruptcy or a voluntary petition or answer seeking
               reorganization in a proceeding under any bankruptcy laws etc.                                            No

        f)     A petition against the Trust in a proceeding under applicable bank laws or other insolvency laws, as now or hereafter in effect, shall be filled and shall be consented to by the Trust or shall not be
               stayed, withdrawn, or dismissed within 60 days thereafter, etc.                                          No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

    Section                                                 Event                                                     Yes/No
    ---------  ----------------------------------------------------------------------------------------------------   ------

    6.01(i)    Failure to make payment, deposit, transfer, or delivery required                                         No

    6.01(ii)   Failure to submit Monthly Statement                                                                      No

    6.01(iii)  Failure to Observe Covenants or Agreements in Transaction Documents                                      No

    6.01(iv)   Servicer consents to appointment of custodian, receiver, etc.                                            No

    6.01(v)    Servicer files a voluntary petition for bankruptcy                                                       No

    6.01(vi)   Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed within 60 days     No

    6.01(vii)  Assignment by Servicer to a delegate its rights under Servicing Agreement                                No

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED APRIL 1, 2001


AGING DELINQUENCY STATISTICS - AS OF COLLECTION PERIOD END
                       Current                                                             173,787,138.51             99.62%
                         31 - 60 days past due                                                 351,884.62              0.20%
                         61 - 90 days past due                                                 306,519.24              0.18%
                         91+ days past due                                                           0.00              0.00%
                                                                                           --------------
                                                                                           174,445,542.37

PUTBACK SUMMARY
                      Defaults for Related Collection Period                                                           0.00
                        Total Defaulted Contracts                                                              1,557,037.61
                      Recoveries from Reserve Account for Current Period                                         261,063.75
                        Total Recoveries from Reserve Account                                                  1,366,485.37
                      Net Remaining Defaulted                                                                    190,552.24
                      Recoveries from Source Recourse (Up to Available Source Recourse)                                0.00
                      Recoveries from Draw on Letter of Credit Account                                                 0.00

10% LIMITED RECOURSE AMOUNT
                      Beginning Amount available under 10% limited recourse                                   19,238,909.32
                      Beginning % available under 10% limited recourse                                               9.2242%
                      Current months buy backs under 10% limited recourse obligation                                   0.00
                      Cumulative amount bought back under 10% limited recourse obligation                      1,492,478.79
                      Cumulative % bought back under 10% limited recourse obligation                                 0.0000%

LETTERS  OF CREDIT
                      Beginning Value of the 2 Letters of Credit                                              20,000,000.00
                      Amount of step down in the Letters of Credit                                                     0.00
                      Ending Value of the 2 Letters of Credit                                                 20,000,000.00

LETTER OF CREDIT DRAW EVENTS                                                                                     (NO/YES)
                                                                                                                 --------
                      (i) Non Performance of Buy Back Obligation - Deposit full amount of both LOCs (No/Yes):       No

                      (ii) Downgrade by Confirming bank - Deposit full amount of relevant LOC:
                      Northern Trust Company (Downgraded below Aa/AA by Moodys and S&P
                      respectively) No Bank One (Downgraded below Aa/A by Moodys and S&P respectively)              No

                      (iii) Non-Renewal of Letters of Credit for 364 days by issuing or confirming bank:            No
                           Deposit full amount of relevant LOC:
                      Draw on Letters of Credit?                                                                    No

                      If a draw on the letters of credit, amount deposited in Letter of Credit Account            0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED APRIL 1, 2001


GROSS CHARGE EVENT CALCULATION:                                                                  Result
                                                                                              -----------
                      Defaulted Contracts Current Period                                                0
                      Total Defaulted Contracts Prior Period                                    1,557,038
                                                                                              -----------
                      Total ADCPB of all Defaulted Contracts                                    1,557,038
                      Total Initial ADCPB                                                     188,652,729
                                                                                              -----------
                      % Total Defaulted                                                             0.83%
                      Maximum Allowed                                                              10.00%

Gross Charge Off Event:                                                                                          No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED APRIL 1, 2001


Available Amount to Note Holders:                                                            6,366,203.86
Reserve Account balance, beginning                                                           1,170,814.36

Disbursements from Collection Account: Section 3.05(a) of the Indenture

(i)        Initial Unpaid Amounts inadvertantly deposited in Collection Account                        --
(ii)       Indemnity Payments paid inadvertantly deposited in Collection Account                       --
(iii)      Aggregate of:
             (a) Unreimbursed Servicer Advances                                                482,398.14
             (b) Servicer Fees from current and prior Collection Period                         68,503.12
             (c) Servicing Charges inadvertantly deposited in Collection Account                       --
(iv)       Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees             416.67
(v)        Reimbursable Trustee Expenses pre 7.07(a)(ii)                                               --

(vi)       Class A-1 through A-4 Note Interest on a pari passu basis:
             Class A-1 Note Interest                                                            16,944.26
             Class A-2 Note Interest                                                           181,357.16
             Class A-3 Note Interest                                                           320,780.10
             Class A-4 Note Interest                                                           210,522.36
(vii)      Class B Note Interest                                                               136,943.16
(viii)     Class C Note Interest                                                                86,713.05
(ix)       Class D Note Interest                                                                40,571.84

(x)        Class A Base Principal Distribution Amount
             Class A-1 Principal Distribution Amount                                         2,930,888.05
             Class A-2 Principal Distribution Amount                                         1,342,894.60
             Class A-3 Principal Distribution Amount                                                   --
             Class A-4 Principal Distribution Amount                                                   --
(xi)       Class B Base Principal Distribution Amount                                          549,682.65
(xii)      Class C Base Principal Distribution Amount                                          329,809.60
(xiii)     Class D Base Principal Distribution Amount                                          109,936.54
(xv)       Class E Note Interest                                                                26,428.97
(xvi)      Class E Principal Distribution Amount                                               107,188.12
(xviii)    Reserve Account Reimbursement/(Withdrawal)                                         (575,774.53)
(xix)      Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)               --
(xx)       Remaining Amount to Residual Holder                                                         --


Reserve Account balance, ending                                                                595,039.83

Disbursements from Reserve Account:
           Interest earned on Reserve Account to Residual Holder                                       --

           Reviewed By:



           -----------------------------------------------------------
           E. ROGER GEBHART
           COO/ EVP CAPITAL MARKETS & TREASURER

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED APRIL 1, 2001


AVAILABLE FUNDS
     Collection Account balance, as of March 31, 2001                                     1,163,585.60
     Investment earnings on amounts in Collection Account                                     9,210.12
     Payments due Collection Account from last 3 business days of Collection Period         631,025.59
     Additional contribution for terminated trade-ups and rebooked leases                           --
     Servicer Advance on current Determination Date                                       4,562,382.55
                                                                                        --------------
     AVAILABLE FUNDS ON PAYMENT DATE                                                      6,366,203.86
     Reserve Account balance                                                              1,170,814.36
                                                                                        --------------
     TOTAL AVAILABLE FUNDS                                                                7,537,018.22

Initial Unpaid Amounts inadvertantly deposited in Collection Account                                --
                                                                                        --------------
  REMAINING AVAILABLE FUNDS                                                               7,537,018.22

Indemnity Payments paid inadvertantly deposited in Collection Account                               --
                                                                                        --------------
  REMAINING AVAILABLE FUNDS                                                               7,537,018.22

UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                     482,398.14
     Unreimbursed Servicer Advances paid                                                    482,398.14
                                                                                        --------------
       Unreimbursed Servicer Advances remaining unpaid                                              --
                                                                                        --------------
  REMAINING AVAILABLE FUNDS                                                               7,054,620.08

SERVICER FEES
     Servicer Fees due                                                                       68,503.12
     Servicer Fees paid                                                                      68,503.12
                                                                                        --------------
       Servicer Fees remaining unpaid                                                               --
                                                                                        --------------
  REMAINING AVAILABLE FUNDS                                                               6,986,116.96

SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                      --
                                                                                        --------------
  REMAINING AVAILABLE FUNDS                                                               6,986,116.96

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                  416.67
     Indenture Trustee Fee paid                                                                 416.67
                                                                                        --------------
       Indenture Trustee Fee remaining unpaid                                                       --
                                                                                        --------------
REMAINING AVAILABLE FUNDS                                                                 6,985,700.29

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                           --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                      75,000.00
                                                                                        --------------
     Total Indenture Trustee Expenses paid                                                          --
                                                                                        --------------
       Indenture Trustee Expenses unpaid                                                            --
REMAINING AVAILABLE FUNDS                                                                 6,985,700.29

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED APRIL 1, 2001


CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                 16,944.26
     Class A-2 Note Interest                                                                181,357.16
     Class A-3 Note Interest                                                                320,780.10
     Class A-4 Note Interest                                                                210,522.36
       Total Class A Interest due                                                           729,603.88
                                                                                        --------------
  REMAINING AVAILABLE FUNDS                                                               6,256,096.41

CLASS B NOTE INTEREST
     Class B Note Interest due                                                              136,943.16
     Class B Note Interest paid                                                             136,943.16
                                                                                        --------------
       Class B Note Interest remaining unpaid                                                       --
                                                                                        --------------
  REMAINING AVAILABLE FUNDS                                                               6,119,153.25

CLASS C NOTE INTEREST
     Class C Note Interest due                                                               86,713.05
     Class C Note Interest paid                                                              86,713.05
                                                                                        --------------
       Class C Note Interest remaining unpaid                                                       --
                                                                                        --------------
  REMAINING AVAILABLE FUNDS                                                               6,032,440.21

CLASS D NOTE INTEREST
     Class D Note Interest due                                                               40,571.84
     Class D Note Interest paid                                                              40,571.84
                                                                                        --------------
       Class D Note Interest remaining unpaid                                                       --
                                                                                        --------------
  REMAINING AVAILABLE FUNDS                                                               5,991,868.37

CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                       4,175,485.66
     Class A Note Principal Balance as of preceding Payment Date                        117,349,808.05
                                                                                        --------------
     Class A Base Principal Distribution Amount paid                                      4,175,485.66
                                                                                        --------------
       Class A Base Principal Distribution Amount remaining unpaid                                  --
     Class A-1 Note Principal Balance as of preceding Payment Date                        2,930,888.05
     Class A-1 Base Principal Distribution Amount paid                                    2,930,888.05
                                                                                        --------------
       Class A-1 Note Principal Balance after distribution                                          --
                                                                                        --------------
     Remaining Class A Base Principal Distribution Amount                                 1,244,597.61
                                                                                        --------------
     Class A-2 Note Principal Balance as of preceding Payment Date                       29,609,332.00
     Class A-2 Base Principal Distribution Amount paid                                    1,244,597.61
                                                                                        --------------
       Class A-2 Note Principal Balance after distribution                               28,364,734.39
     Remaining Class A Base Principal Distribution Amount                                           --
                                                                                        --------------
     Class A-3 Note Principal Balance as of preceding Payment Date                       51,393,341.00
     Class A-3 Base Principal Distribution Amount paid                                              --
                                                                                        --------------
       Class A-3 Note Principal Balance after distribution                               51,393,341.00
     Remaining Class A Base Principal Distribution Amount                                           --
                                                                                        --------------
     Class A-4 Note Principal Balance as of preceding Payment Date                       33,416,247.00
     Class A-4 Base Principal Distribution Amount paid                                              --
                                                                                        --------------
       Class A-4 Note Principal Balance after distribution                               33,416,247.00
  REMAINING AVAILABLE FUNDS                                                               1,816,382.71

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED APRIL 1, 2001


CLASS B BASE PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance as of preceding Payment Date                         21,149,523.00
     Class B Base Principal Distribution due                                                537,039.95
     Class B Base Principal Distribution paid                                               537,039.95
                                                                                        --------------
       Class B Base Principal Distribution remaining unpaid                                         --
       Class B Note Principal Balance after distribution on Payment Date                 20,612,483.05
  REMAINING AVAILABLE FUNDS                                                               1,279,342.75

CLASS C BASE PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance as of preceding Payment Date                         12,689,714.00
     Class C Base Principal Distribution due                                                322,223.98
     Class C Base Principal Distribution paid                                               322,223.98
                                                                                        --------------
       Class C Base Principal Distribution remaining unpaid                                         --
       Class C Note Principal Balance after distribution on Payment Date                 12,367,490.02
  REMAINING AVAILABLE FUNDS                                                                 957,118.77

CLASS D BASE PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance as of preceding Payment Date                          4,229,905.00
     Class D Base Principal Distribution due                                                107,408.00
     Class D Base Principal Distribution paid                                               107,408.00
                                                                                        --------------
       Class D Base Principal Distribution remaining unpaid                                         --
       Class D Note Principal Balance after distribution on Payment Date                  4,122,497.00
  REMAINING AVAILABLE FUNDS                                                                 849,710.77

CLASS A REALLOCATED PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Base Principal                                          --
     Class A-1 Reallocated Principal Distribution                                                   --
                                                                                        --------------
      Class A-1 Note Principal Balance after Reallocation                                           --
  Remaining Available Funds                                                                 849,710.77
                                                                                        --------------
     Class A-2 Note Principal Balance after Base Principal                               28,364,734.39
     Class A-2 Reallocated Principal Distribution                                                   --
                                                                                        --------------
       Class A-2 Note Principal Balance after Reallocation                               28,364,734.39
  Remaining Available Funds                                                                 849,710.77
                                                                                        --------------
     Class A-3 Note Principal Balance after Base Principal                               51,393,341.00
     Class A-3 Reallocated Principal Distribution                                                   --
                                                                                        --------------
       Class A-3 Note Principal Balance after Reallocation                               51,393,341.00
  Remaining Available Funds                                                                 849,710.77
                                                                                        --------------
     Class A-4 Note Principal Balance after Base Principal                               33,416,247.00
     Class A-4 Reallocated Principal Distribution                                                   --
                                                                                        --------------
       Class A-4 Note Principal Balance after Reallocation                               33,416,247.00
  REMAINING AVAILABLE FUNDS                                                                 849,710.77

CLASS B REALLOCATED PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Base Principal                                 20,612,483.05
     Class B Reallocated Principal Distribution paid                                                --
                                                                                        --------------
       Class B Note Principal Balance after Reallocation                                 20,612,483.05
  REMAINING AVAILABLE FUNDS                                                                 849,710.77

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED APRIL 1, 2001


CLASS C REALLOCATED PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Base Principal                                 12,367,490.02
     Class C Reallocated Principal Distribution paid                                                --
                                                                                        --------------
       Class C Note Principal Balance after Reallocation                                 12,367,490.02
  REMAINING AVAILABLE FUNDS                                                                 849,710.77

CLASS D REALLOCATED PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Base Principal                                  4,122,497.00
     Class D Reallocated Principal Distribution paid                                                --
       Class D Note Principal Balance after Reallocation                                  4,122,497.00
  REMAINING AVAILABLE FUNDS                                                                 849,710.77

CLASS E NOTE INTEREST
     Class E Note Interest due                                                               26,428.97
     Class E Note Interest paid                                                              26,428.97
                                                                                        --------------
       Class E Note Interest remaining unpaid                                                       --
                                                                                        --------------
  REMAINING AVAILABLE FUNDS                                                                 823,281.80

CLASS E BASE PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance as of preceding Payment Date                          4,124,157.00
     Class E Base Principal Distribution due                                                104,722.79
     Class E Base Principal Distribution paid                                               104,722.79
                                                                                        --------------
       Class E Base Principal Distribution remaining unpaid                                         --
       Class E Note Principal Balance after distribution on Payment Date                  4,019,434.21
  REMAINING AVAILABLE FUNDS                                                                 718,559.01

CLASS E REALLOCATED PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Base Principal                                  4,019,434.21
     Class E Reallocated Principal Distribution paid                                                --
       Class E Note Principal Balance after Reallocation                                  4,019,434.21
  REMAINING AVAILABLE FUNDS                                                                 718,559.01

CLASS A SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Reallocated Principal                                   --
     Class A-1 Supplemental Principal Distribution                                                  --
                                                                                        --------------
       Class A-1 Note Principal Balance after Supplemental                                          --
  Remaining Available Funds                                                                 718,559.01
                                                                                        --------------
     Class A-2 Note Principal Balance after Reallocated Principal                        28,364,734.39
     Class A-2 Supplemental Principal Distribution                                           98,296.99
                                                                                        --------------
       Class A-2 Note Principal Balance after Supplemental                               28,266,437.40
  Remaining Available Funds                                                                 620,262.01
                                                                                        --------------
     Class A-3 Note Principal Balance after Reallocated Principal                        51,393,341.00
     Class A-3 Supplemental Principal Distribution                                                  --
                                                                                        --------------
       Class A-3 Note Principal Balance after Supplemental                               51,393,341.00
  Remaining Available Funds                                                                 620,262.01
                                                                                        --------------
     Class A-4 Note Principal Balance after Reallocated Principal                        33,416,247.00
     Class A-4 Supplemental Principal Distribution                                                  --
                                                                                        --------------
       Class A-4 Note Principal Balance after Supplemental                               33,416,247.00
  REMAINING AVAILABLE FUNDS                                                                 620,262.01

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED APRIL 1, 2001


CLASS B SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Reallocated Principal                          20,612,483.05
     Class B Supplemental Principal Distribution paid                                        12,642.70
                                                                                        --------------
       Class B Note Principal Balance after Supplemental                                 20,599,840.35
  REMAINING AVAILABLE FUNDS                                                                 607,619.31

CLASS C SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Reallocated Principal                          12,367,490.02
     Class C Supplemental Principal Distribution paid                                         7,585.62
                                                                                        --------------
       Class C Note Principal Balance after Supplemental                                 12,359,904.40
  REMAINING AVAILABLE FUNDS                                                                 600,033.69

CLASS D SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Reallocated Principal                           4,122,497.00
     Class D Supplemental Principal Distribution paid                                         2,528.54
                                                                                        --------------
       Class D Note Principal Balance after Supplemental                                  4,119,968.46
  REMAINING AVAILABLE FUNDS                                                                 597,505.15

CLASS E SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Reallocated Principal                           4,019,434.21
     Class E Supplemental Principal Distribution paid                                         2,465.33
                                                                                        --------------
       Class E Note Principal Balance after Supplemental                                  4,016,968.88
  REMAINING AVAILABLE FUNDS                                                                 595,039.83

RESERVE FUND
     Required Reserve Fund Amount                                                         2,114,952.31
     Reserve Account Balance, Ending                                                        595,039.83
     Reserve Account Deposit/(Withdrawal)                                                  (575,774.53)
                                                                                        --------------
  REMAINING AVAILABLE FUNDS                                                                         --

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                    --
     Remaining Indenture Trustee Expenses paid                                                      --
                                                                                        --------------
       Remaining Indenture Trustee Expenses unpaid                                                  --
  REMAINING AVAILABLE FUNDS                                                                         --

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                                          --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED APRIL 1, 2001


CALCULATION OF BASE PRINCIPAL AMOUNT
     ADCPB, beginning of Collection Period                                       164,407,497.20
     ADCPB, end of Collection Period                                             159,037,097.63
                                                                                ---------------
       Base Principal Amount                                                       5,370,399.57

UNREIMBURSED SERVICING ADVANCES
     Unreimbursed Servicing Advances from previous Collection Period               4,182,261.80
     Servicing Advances collected during the current Collection Period             3,699,863.66
                                                                                ---------------
       Unreimbursed Servicing Advances as of current Determination Date              482,398.14


CALCULATION OF SERVICER FEE
     ADCPB as of the prior Calculation Date                                      164,407,497.20
     Servicer Fee Rate                                                                    0.500%
     One-twelfth                                                                           1/12
                                                                                ---------------
     Servicer Fee due current period                                                  68,503.12
     Prior Servicer Fee arrearage                                                            --
                                                                                ---------------
     Servicer Fee due                                                                 68,503.12

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
     Indenture Trustee Fee (per Payment Date)                                            416.67
     Prior Indenture Trustee Fee arrearage                                                   --
                                                                                ---------------
     Total Indenture Trustee Fee due                                                     416.67

INDENTURE TRUSTEE EXPENSES
     Indenture Trustee Expenses due                                                          --
     Prior Indenture Trustee Expenses arrearage                                              --
                                                                                ---------------
     Total Indenture Trustee Expenses due                                                    --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement - current period                   --
     Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                  --
                                                                                ---------------
     Total Other Amounts Due Servicer under Servicing Agreement                              --


AGING DELINQUENCY STATISTICS - AS OF PRIOR MONTH-END

     Current                                                  152,549,862.97            95.92%
       31 - 60 days past due                                    3,183,873.49             2.00%
       61 - 90 days past due                                    1,644,830.50             1.03%
       91+ days past due                                        1,658,530.67             1.04%
                                                                ------------
                                                              159,037,097.63

GROSS CHARGE OFF
     ADCPB of All Defaulted Contracts                                              659,194.06
     Less Recoveries                                                               162,847.93
                                                                               --------------
     Total Charge Offs for the period                                              496,346.13

     End of Month ADCPB                                                        159,037,097.63
     Gross Charge Off Ratio (Total Charge Offs/ADCPB)                                    0.31%

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED APRIL 1, 2001


INTEREST PAYMENTS TO NOTEHOLDERS

                                    Beginning
                   Initial          of Period         Interest                     Interest
   Class           Balance           Balance            Rate      Interest Due       Paid
-----------    --------------     --------------      --------    ------------   ------------
    A-1         50,018,622.00       2,930,888.05        6.938%       16,944.26      16,944.26
    A-2         29,609,332.00      29,609,332.00        7.350%      181,357.16     181,357.16
    A-3         51,393,341.00      51,393,341.00        7.490%      320,780.10     320,780.10
    A-4         33,416,247.00      33,416,247.00        7.560%      210,522.36     210,522.36
-----------    --------------     --------------       ------     ------------   ------------
  Class A      164,437,542.00     117,349,808.05         7.46%      729,603.88     729,603.88
-----------    --------------     --------------       ------     ------------   ------------
     B          21,149,523.00      21,149,523.00        7.770%      136,943.16     136,943.16
     C          12,689,714.00      12,689,714.00        8.200%       86,713.05      86,713.05
     D           4,229,905.00       4,229,905.00       11.510%       40,571.84      40,571.84
     E           4,124,157.00       4,124,157.00        7.690%       26,428.97      26,428.97
-----------    --------------     --------------       ------     ------------   ------------
Total Notes    206,630,841.00     159,543,107.05         7.67%    1,020,260.89   1,020,260.89
-----------    --------------     --------------       ------     ------------   ------------


PRINCIPAL PAYMENTS TO NOTEHOLDERS

                 Beginning         (Monthly)     (Reallocated)   (Supplemental)      Total            End           Ending
                 of Period         Principal       Principal        Principal      Principal       of Period      Certificate
   Class          Balance            Paid            Paid             Paid            Paid          Balance         Factor
-----------    --------------     ------------   -------------   --------------   ------------   --------------   -----------
    A-1          2,930,888.05     2,930,888.05        0.00               0.00     2,930,888.05             0.00    0.0000000
    A-2         29,609,332.00     1,244,597.61        0.00          98,296.99     1,342,894.60    28,266,437.40    0.9546462
    A-3         51,393,341.00             0.00        0.00               0.00             0.00    51,393,341.00    1.0000000
    A-4         33,416,247.00             0.00        0.00               0.00             0.00    33,416,247.00    1.0000000
-----------    --------------     ------------       -----         ----------     ------------   --------------
  Class A      117,349,808.05     4,175,485.66        0.00          98,296.99     4,273,782.66   113,076,025.40
-----------    --------------     ------------       -----         ----------     ------------   --------------
     B          21,149,523.00       537,039.95        0.00          12,642.70       549,682.65    20,599,840.35    0.9740097
     C          12,689,714.00       322,223.98        0.00           7,585.62       329,809.60    12,359,904.40    0.9740097
     D           4,229,905.00       107,408.00        0.00           2,528.54       109,936.54     4,119,968.46    0.9740097
     E           4,124,157.00       104,722.79        0.00           2,465.33       107,188.12     4,016,968.88    0.9740097
-----------    --------------     ------------       -----         ----------     ------------   --------------
Total Notes    159,543,107.05     5,246,880.39        0.00         123,519.18     5,370,399.57   154,172,707.49
-----------    --------------     ------------       -----         ----------     ------------   --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED APRIL 1, 2001


PRINCIPAL PAYMENT CALCULATION

                            Investor         Investor         Investor                         Supplemental
           (defined)        Monthly         Reallocated     Supplemental         Total          Percentage
             Class         Principal         Principal       Principal         Principal       of Principal
Class     Percentage         Amount           Amount           Amount            Amount         Allocated
-----     ----------      ------------      -----------     ------------      ------------     ------------
  A            77.75%     4,175,485.66            0.00         98,296.99      4,273,782.66           79.58%
  B            10.00%       537,039.95            0.00         12,642.70        549,682.65           10.24%
  C             6.00%       322,223.98            0.00          7,585.62        329,809.60            6.14%
  D             2.00%       107,408.00            0.00          2,528.54        109,936.54            2.05%
  E             1.95%       104,722.79            0.00          2,465.33        107,188.12            2.00%
-----     ----------      ------------       ---------      ------------      ------------       ---------
                          5,246,880.39            0.00        123,519.18      5,370,399.57          100.00%
-----     ----------      ------------       ---------      ------------      ------------       ---------



FLOOR CALCULATION

              Class           Floor Hit?        Floored
Class         Floors            (Y/N)         Prin Amount
-----         ------          ----------      -----------
  A                                                N/A
  B              --               No           537,039.95
  C              --               No           322,223.98
  D              --               No           107,408.00
  E              --               No           104,722.79
-----          ----             ----           ----------


(Retained) Certificate Balance      4,864,390.14
Initial OC Percentage                       2.30%

Overcollateralization Balance (prior)               4,864,390.14
Overcollateralization Balance (current)             4,864,390.14
Cumulative Loss Amount                                      0.00
Available Funds+Collection Account-Servicing        6,985,700.29

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED APRIL 1, 2001


EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                                      Yes/No
                                                                                                                      ------

    A) Failure to distribute to the Noteholders all or part of any payment of Interest required to be made under
    the terms of such Notes or the Indenture when due; and,                                                             No

    B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity Date, the Class A-2 Maturity Date, the Class A-3
    Maturity Date, the Class A-4 Maturity Date, the Class B Maturity Date, the Class C Maturity Date, the Class D
    Maturity Date, or the Class E Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes,
    Class D Notes, or Class E Notes, as the case may be.                                                                No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

     Section                                                 Event                                                    Yes/No
    ---------  ----------------------------------------------------------------------------------------------------   ------

    6.01(i)    Failure to make payment, deposit, transfer, or delivery required                                         No

    6.01(ii)   Failure to submit Monthly Statement                                                                      No

    6.01(iii)  Failure to Observe Covenants in Servicing Agreement                                                      No

    6.01(iv)   Servicer consents to appointment of custodian, receiver, etc.                                            No

    6.01(v)    Servicer files a voluntary petition for bankruptcy                                                       No

    6.01(vi)   Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed within 60 days     No

    6.01(vii)  Assignment by Servicer to a delegate its rights under Servicing Agreement                                No